Exhibit (32)

STATEMENT OF CHIEF EXECUTIVE OFFICER UNDER 18 U.S.C. § 1350

I, Michael J. Covey, President and Chief Executive Officer of Potlatch Corporation (the “Company”), certify pursuant to section 1350 of Chapter 63 of Title 18 of the United States Code that, to my knowledge:

(1)	the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ MICHAEL J. COVEY
Michael J. Covey President and Chief Executive Officer August 1, 2011

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

STATEMENT OF CHIEF FINANCIAL OFFICER UNDER 18 U.S.C. § 1350

I, Eric J. Cremers, Vice President, Finance and Chief Financial Officer of Potlatch Corporation (the “Company”), certify pursuant to section 1350 of Chapter 63 of Title 18 of the United States Code that, to my knowledge:

(1)	the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ ERIC J. CREMERS
Eric J. Cremers Vice President, Finance and Chief Financial Officer August 1, 2011

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.